UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of(I.R.S. Employer incorporation or organization)Identification No.)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 3, 2017, NiSource Inc. (the “Company”) entered into four separate equity distribution agreements, each dated May 3, 2017 (the “Equity Distribution Agreements”), with Morgan Stanley & Co. LLC (“Morgan Stanley”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), BNP Paribas Securities Corp. and RBC Capital Markets, LLC, respectively, as sales agents (the “Agents”) relating to issuances, offers and sales of shares of the Company’s common stock, par value $0.01 per share. In accordance with the terms of the Equity Distribution Agreements, the Company may offer and sell up to an aggregate of $500,000,000 of its common stock (including shares of common stock that may be sold pursuant to the forward sale agreements described below, the “Shares”) from time to time through any of the Agents, acting in their capacity as sales agents or, in the case of Morgan Stanley and Merrill Lynch, as forward sellers, as described below. The sales of Shares under the Equity Distribution Agreements will be made in transactions that are deemed to be “at-the-market” offerings, including sales made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale or as agreed to with the applicable Agent.

The Equity Distribution Agreements with Morgan Stanley and Merrill Lynch provide that, in addition to the issuance and sale of the shares by the Company through Morgan Stanley and Merrill Lynch, as Agents, the Company may enter into forward sale agreements with Morgan Stanley and an affiliate of Merrill Lynch (when acting in its capacity under such a forward sale agreement, a “Forward Purchaser”). Concurrently with, and pursuant to, the Equity Distribution Agreements with Morgan Stanley and Merrill Lynch, the Company entered into two separate master forward sale confirmations (the “Master Forward Sale Confirmations”) with the Forward Purchasers. In connection with each forward sale agreement under a Master Forward Sale Confirmation, the relevant Forward Purchaser will, at the Company’s request, borrow from third parties and, through the relevant Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement to hedge the forward sale agreement (each of Morgan Stanley and Merrill Lynch, when acting as agent for a Forward Purchaser, a “Forward Seller”).

The Company will not initially receive any proceeds from the sale of borrowed shares of the Company’s common stock by a Forward Seller. The Company expects to receive proceeds from the sale of Shares by a Forward Seller upon future physical settlement of the relevant forward sale agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the relevant forward sale agreement. If the Company elects to cash settle or net share settle a forward sale agreement, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Agents will offer the Shares at market prices prevailing at the time of sale. The Company will pay each Agent a commission of up to 2% of the sales price of all Shares issued by the Company and sold through the relevant Agent under the applicable Equity Distribution Agreement. The remaining sales proceeds, after deducting any expenses payable by the Company and any transaction fees imposed by any governmental, regulatory or self-regulatory organization in connection with the sales, will be the Company’s net proceeds for the sale of the Shares. In connection with each forward sale agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement, a commission of up to 2% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement filed with the Securities and Exchange Commission on November 1, 2016 (File No. 333-214360), a base prospectus, dated November 1, 2016, included as part of the registration statement, and a prospectus supplement, dated May 3, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Equity Distribution Agreements and the Master Forward Sale Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the forms of Equity Distribution Agreement (without forward sale provisions), Equity Distribution Agreement (with forward sale provisions) and Master Forward Sale Confirmation, which are filed as Exhibits 1.1, 1.2 and 1.3, respectively, and are incorporated by reference into this Item 1.01.

Item 8.01	Other Items

On May 3, 2017, the Company issued a press release announcing the establishment of an “at-the-market” equity offering program. The Company’s press release, dated May 3, 2017, is filed as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement (without forward sale provisions)

1.2	Form of Equity Distribution Agreement (with forward sale provisions)

1.3	Form of Master Forward Sale Confirmation

5.1	Opinion of Schiff Hardin LLP regarding the legality of the Shares

23.1	Consent of Schiff Hardin LLP (included in Exhibit 5.1)

99.1	Press release, dated May 3, 2017, issued by NiSource Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 3, 2017	By:	/s/ Carrie J. Hightman
Carrie J. Hightman
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement (without forward sale provisions)

1.2	Form of Equity Distribution Agreement (with forward sale provisions)

1.3	Form of Master Forward Sale Confirmation

5.1	Opinion of Schiff Hardin LLP regarding the legality of the Shares

23.1	Consent of Schiff Hardin LLP (included in Exhibit 5.1)

99.1	Press release, dated May 3, 2017, issued by NiSource Inc.